SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Sept. 11, 2008

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas                               76102
(Address of principal executive offices)                                                                                                                   (Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 for a discussion of the change in base salary for Mr. Bryan Bevin, RadioShack Corporation’s (the “Company”) Executive Vice President – Store Operations.

Item 1.02 Termination of a Material Definitive Agreement

On September 11, 2008, the Company terminated its $300 million Five Year Credit Agreement dated dated June 16, 2004 (the “Credit Facility”).  The Credit Facility was terminated because it was no longer needed by the Company as a result of the company having recently issued  $375 million in aggregate principal amount of the Company’s 2.50% Convertible Senior Notes due 2013 (the “Original Notes”).   The Company did not incur any penalties associated with the termination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2008, the Board of Directors of the Company increased the base salary of Mr. Bryan Bevin, Executive Vice President – Store Operations, from $425,000 per year to $500,000 per year, effective September 12, 2008.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2008, the Board of Directors of RadioShack Corporation (the “Company”) adopted Amended and Restated Bylaws.  The Amended and Restated Bylaws became effective immediately upon their adoption by the Board.  The amendments are summarized below.

•
The voting standard in uncontested director elections was changed from plurality voting to a majority of votes cast.  A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.  In contested elections, the voting standard will continue to be a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors.  (Article II, Sections 2 and 6)

•
Any stockholder who requests a special meeting must include with that request a notice setting forth the same information a stockholder is required to provide under the amended advance notice provisions of Article II, Section 9.  (Article II, Section 3)

•
An express reference to the requirements of the Delaware General Corporation Law (“DGCL”) requiring that the Company provide notice of an annual or special meeting and fix a record date no less than ten days and no more than 60 days before the meeting were added.  (Article II, Section 4; Article VI, Section 4)

•	The Bylaws now reflect that the chairman of a meeting of stockholders also may adjourn the meeting to another time if a quorum is not present. (Article II, Section 5)

•
The time frame for stockholders to give notice to the Company of their intent to nominate directors or propose other business at an annual meeting was changed from 120 days prior to the first anniversary of filing the proxy statement for the prior year’s meeting to no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior the first anniversary of the preceding year’s annual meeting of stockholders.  Accordingly, for the 2009 annual meeting of stockholders, to be timely, a stockholder’s notice must be received at the Company’s principal executive offices not earlier than the close of business on January 15, 2009, and not later than the close of business on February 14, 2009.  (Article II, Section 9)

•
Additional information is required from a stockholder who wishes to propose a nomination or other business at a stockholder meeting.  Among other things, a stockholder must provide information about any agreement, arrangement or understanding that has the effect or intent of mitigating loss, managing risk or benefit from changes in the share price of any class or series of Company shares, or increasing or decreasing voting power with respect to Company shares, including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares.  In addition, the stockholder must provide the Company with a written update of certain of the information required to be included in the notice within five business days after the record date of the meeting.  (Article II, Section 9)

•
The time frame for proposing a nomination at special meetings of stockholders called by the Board of Directors for the purpose of electing directors was revised to be not earlier than the close of business on the 90th day and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day public announcement of the meeting is first made.  (Article II, Section 9)

•
The vote generally required for action by the Board is a majority of the directors present at a duly held meeting at which a quorum is present, consistent with DGCL Section 141(b).  (Article III, Section 5)

•
References to the Executive Committee were removed to reflect that the Board unanimously determined on May 15, 2008 that the Executive Committee would no longer continue to meet.  (Article III, Section 6; Article IV; Article V, Section 8)

•	Provisions relating to the time period during which the Board may close the Company’s transfer books were removed. (Article I, Section 6; Article VI, Section 4)

•
The provision requiring inclusion in the notice of the next stockholder meeting for the election of directors information about any Bylaws that were adopted, amended or repealed that regulate an impending election of directors was deleted.  (Article XIII, Section 2)

•
The indemnification provisions were amended to provide that the rights granted under the indemnification provision apply only to the Company’s directors, officers and employees and not to agents.  (Article XIV)

The preceding description is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On Sept. 11, 2008, the Board of Directors of the Company adopted Amended and Restated Bylaws.

The news release issued on Sept. 16, 2008, is furnished as Exhibit No. 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 701 of this Current Report on Form 8-K, together with Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibits shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.                                Financial Statements and Exhibits.

Exhibit No.

3.1                Amended and Restated Bylaws of RadioShack Corp.
99.1              Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: September 16, 2008	/s/	James F. Gooch
James F. Gooch
Executive Vice President –
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX
Exhibit No.

3.1	Amended and Restated Bylaws of RadioShack Corp.
99.1	Press Release